Exhibit 3.1

ATTACHMENT TO ARTICLES OF INCORPOATION FOR INSPIRED BUILDERS, INC.

The preferred stock can be designated by a majority of the Board of Directors.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20100117221-77
	Filing Date and Time: 02/24/2010 1:00 PM
	Entity Number: E0081852010-4

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: INSPIRED BUILDERS, INC.

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: CSC SERVICES OF NEVADA, INC.
Name

[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* 10,000,000 common @ $0.001 / 5,000,000 Perferred | Par value per share: $ 0.001 | Number of shares *without par value:*

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) BRENDAN POWDERLY
Name

Street Address	City	State	Zip Code
288 NORTH STREET	GEORGETOWN	MA	01833

2)
Name

Street Address | City | State | Zip Code

5. Purpose: (optional; see instructions)

The purpose of the corporation shall be:

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

Name: CSC SERVICES OF NEVADA, INC.

X C. Wardgat
Incorporator Signature

Address	City	State	Zip Code
502 EAST JOHN STREET	CARSON CITY	NV	89706

7. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X C. Wardgat
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

Date: 2/24/10

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

090401

Filed in the office of	Document Number 20100849484-50
Ross Miller Secretary of State State of Nevada	Filing Date and Time 11/10/2010 4:30 PM
	Entity Number E0081852010-4

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the **entity** for which correction is being made:

INSPIRED BUILDERS, INC.

2. Description of the original document for which correction is being made:

ARTICLES OF INCORPORATION

3. Filing date of the original document for which correction is being made: 2/24/2010

4. Description of the inaccuracy or defect.

THE STOCK WAS LISTED WRONG

5. Correction of the inaccuracy or defect.

THE TOTAL AUTHORIZED STOCK OF THE CORPORATION SHALL BE : $55,000.00 OF WHICH THERE SHALL BE
50,000,000 COMMON @ $.001
5,000,000 PREFERRED @ $.001

6. Signature:

X [signature]

Authorized Signature — INCORPORATOR **Title *** — 11/10/10 **Date**

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members: a limited partnership or limited-liability limited partnership, by a general partner: a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.